SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported)           July 22, 2004

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of incorporation)

000-49966	04-3687717
(Commission File Number)	(I.R.S. Employer
Identification No.)

501 South James Campbell Blvd. Columbia, Tennessee	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (931) 380-2265

Item 6. Resignations of Registrant’s Directors
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 LETTER OF RESIGNATION OF MARK HINES
EX-99.2 LETTER OF RESIGNATION OF J.R. SLOAN

Item 6. Resignations of Registrant’s Directors

     On July 22, 2004 and July 23, 2004, respectively, Community First, Inc. (the “Company”) received the resignation letters of Mark Hines and J.R. Sloan, copies of which are attached hereto as Exhibit 99.1 and 99.2, in which, among other things, Messrs. Hines and Sloan notified the Company in writing of their resignations as members of the Company’s board of directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

	99.1	Letter of Resignation of Mark Hines

	99.2	Letter of Resignation of J.R. Sloan

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FIRST, INC. (Registrant)
Date: July 28, 2004	/s/ Marc R. Lively
	Name:	Marc R. Lively
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No:	Description
99.1	Resignation Letter of Mark Hines

99.2	Resignation Letter of J.R. Sloan

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